STRICTLY CONFIDENTIAL
$768,500,000 Senior Secured Credit Facilities
Lenders’ Presentation

Agenda
♦ Agenda & Introduction	Jeff Groves Director	UBS Investment Bank

♦ Ply Gem Update	Gary Robinette President & CEO Shawn Poe Chief Financial Officer	Ply Gem Industries, Inc.

♦ Transaction Overview	Jeff Groves Director	UBS Investment Bank

♦ Closing Remarks and Public Q&A

♦ Private Lenders’ Supplement	Gary Robinette President & CEO Shawn Poe Chief Financial Officer	Ply Gem Industries, Inc.

♦ Closing Remarks and Private Q&A

Overview
Transaction Summary

Sources of Funds	$mm	Uses of Funds	$mm
New First Lien Term Loan	$688.5	Refinance Existing 1st Lien Term Loan	$583.5
Cash On-Hand	4.0	Refinance Existing 2nd Lien Term Loan	105.0
		Breakage Costs on 2nd Lien	2.1
		Transaction fees	1.9
Total Sources	$692.5	Total Uses	$692.5
♦
Ply Gem Industries, Inc. (“Ply Gem” or the “Company”) seeks to refinance its existing Senior Secured Credit Facilities with a $80 million Revolving Credit Facility and $688.5 million First Lien Term Loan
♦
Concurrent with the anticipated refinancing, Ply Gem is requesting certain modifications to the terms of the existing Senior Secured Credit Facilities as detailed in the summary term sheet

Capitalization and Credit Statistics
	Prelim. Unaudited		Pro Forma
($mm)	LTM 12/31/06	% of Total Capitalization	LTM 12/31/06	% of Total Capitalization

Capitalization
Cash	$53.3	-	$49.3	-

Revolver (1)	-	-	-	-
First Lien Term Loan	583.5	45.9%	688.5	54.2%
Second Lien Term Loan	105.0	8.3%	-	-
Total Senior Debt	$688.5	54.2%	$688.5	54.2%
Senior Subordinated Notes	360.3	28.4%	360.3	28.4%
Total Debt	$1,048.8	82.5%	$1,048.8	82.5%
Book Equity	221.9	17.5%	221.9	17.5%
Total Capitalization	$1,270.6	100.0%	$1,270.6	100.0%

Operating Data
Adjusted EBITDA	$197.7		$197.7
Cash Interest Expense	93.3 (2)		86.9 (2)
Capital Expenditures	25.2		25.2

Credit Statistics
First Lien Debt / Adj. EBITDA (x)	3.0x		3.5x
Senior Debt / Adj. EBITDA (x)	3.5x		3.5x
Total Debt / Adj. EBITDA (x)	5.3x		5.3x
Net Debt / Adj. EBITDA (x)	5.0x		5.1x
Adj. EBITDA / Cash Interest Expense (x)	2.1x		2.3x
(Adj. EBITDA - CapEx) / Cash Interest Expense (x)	1.8x		2.0x
Total Debt / Capitalization (%)	82.5%		82.5%

Notes:
1	$80.0 million facility, undrawn
2
Assumes 12/31/06 debt levels in place for LTM and interest of L+300 bps on First Lien Term Loan, L+575 bps on Second Lien Term Loan and 9.0% on Senior Subordinated Notes. Pro Forma cash interest expense assumes reduced pricing on First Lien Term Loan

Company  Update
Gary Robinette, Ply Gem Industries, Inc.
Shawn Poe, Ply Gem Industries, Inc.

Disclaimer
These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions including pricing pressures and changes in material and energy costs, conditions  affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the identification, completion and integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

In addition, the results shown for 2006 are preliminary and unaudited.  As such, the reader is cautioned not to place undue reliance upon this information as management cannot state with certainty that the 2006 audited results will not materially vary from the preliminary results shown.

Recent Highlights - FY 2006 Update
FY 2006
Performance
Ply Gem Overview
♦
In 2006, Ply Gem Sales and EBITDA increased 1.8% and 15.6%, respectively over 2005
–
In 1H 2006, Ply Gem experienced marginally higher sales driven by strong unit volume growth in siding, modest unit growth in US and Canadian new construction windows and the positive effect of year over year pric e increases in all products. Sales growth in the first half of year was partially offset by a 39.6% decline in new housing starts in Q4 06 impacting all business segments
–
EBITDA growth in 1H 2006 resulting from unit volume growth and price increases; strategic sourcing initiatives; new material cost improvement projects; and cost improvement projects to control manufacturing and SG&A expense offset in 2H 2006 by lower sales volume due to decline in housing starts
–
Growth in new customers obtained during 2005, alongside increased penetration and market share with existing customer base
–
Continuing to integrate AHE with no customer or supplier turnover, having increased synergy expectation by 28.6% to $28.3 million from the originally expected $22.0 million. The increase is largely due to greater raw material sourcing efficiencies ($3.0 million), closing of the Atlanta vinyl siding operation ahead of plan ($1.5 million), and larger headcount reduction than expected ($1.8 million)
♦
Capital Expenditures decreased to 1.6% of sales, or $25.2 million, compared to 1.8% of sales, or $28.0 million, in FY 2005
–
Adjusted EBITDA less Capex increased from  $143.1 million in 2005 to $172.5 million in 2006

Outperformed the
Market in
Windows & Doors
Strong Performance in Siding, Fencing, Railing & Decking despite Weak Market
♦
Pro Forma net sales in siding, fencing, railing & decking for 2006 increased by approximately 3.8% compared to FY 2005
–
Increase in net sales driven by increased siding unit volume sold as well as higher selling prices
–
Sales also benefited from gaining 84 Lumber as a customer, gaining key new accounts in wholesale business, manufactured housing and retail lumberyards, as well as growing with longtime customers like Lowes who are “winners” in the marketplace
Recent Highlights - FY 2006 Update
Ply Gem Overview
Pro Forma net sales in windows and doors decreased by approx. 1.7% in FY 2006
♦
–
Decline in new construction units in Ply Gem’s core markets during 2H 2006 was the primary driver of the decline in sales
–
In addition, rationalizing a low profitability R&R windows line and lower demand for repair and remodeling window products primarily from the Michigan and Ohio areas where the economy was tight
–
The decline was offset by 3.5-4.0% average price increases in late 2005 and early 2006
–
CWD demonstrated strong performance due to continued robust Western Canadian economy driven by oil sands

The integration of AHE is on pace and exceeding prior expectations
♦
No loss of customers or suppliers
♦
By December-06, management has identified and is on pace to achieve $28.3mm in synergies, an increase of $6.3mm, or 28.6% versus as originally anticipated
♦
Strategic sourcing savings substantiated through events including:
–
New contracts signed with 2 of 3 PVC resin suppliers
–
New metal contract has been signed with supplier
–
Original and current model do not include savings on micro ingredients, packaging, or other raw material buys that are likely to be realized through Ply Gem’s strategic sourcing process
–
Original and current model do not reflect any savings on the PVC resin buy for Fencing or Windows which will be realized as a result of the new PVC resin supply contracts
♦
Original model conservatively estimated savings from Atlanta vinyl siding plant closure
♦
Original head count reduction based upon 40 employees, but actual headcount reduction will be a minimum of 54 employees
Cost Savings Initiative ($ mm)	Annual Cost Savings (Sept-06)	Annual Cost Savings (Revised)	Variance

Strategic sourcing savings	$10.0	$13.0	$3.0

Vinyl siding plant closure	4.0	5.5	1.5

Headcount Reduction-40	5.0	6.8	1.8

Plant conversion cost improvement	3.0	3.0	-

Total Cost Savings	$22.0	$28.3	$6.3
AHE Integration Update

1,700
1,600
1,500
1,400
1,300
1,506.3
1,548.2
1,575.3
2004
2005
2006

220
200
180
160
140
120
157.5
171.1
197.7[1]
2004
2005
2006

190
170
150
130
110
90
135.0
143.1
172.5[1]
2004
2005
2006

30
25
20
15
10
4.0%
3.0%
2.0%
1.0%
22.5
28.0
25.2
2004
2005
2006

Net Sales
Adjusted EBITDA
Adjusted EBITDA - Capex
Capital Expenditures
Note:
1  Includes $28.3 million in pro forma synergies
Ply Gem Recent Financial Performance

The following highlights the computation of FYE 2006 Adjusted EBITDA
Ply Gem EBITDA Adjustments
FYE
($MM)	2006
Reported EBITDA	$ 152.5
Sponsor Management Fee	2.4
Ply Gem - Kroy Reorginization	0.3
Restructuring Expense	2.2
Expense to find and install new CEO	0.2
84 Lumber Inventory Buyback	2.7
Start-up cost of new Mfg. Facility	0.4
Alenco Pro Forma Cost Savings	1.9
Cost and Expense from Transaction	4.4
Expense for conversion of Ply Gem Phantom Stock	1.7
Ply Gem GLW Lineal Savings	0.8
AHE KPMG Adjustments	(5.5)
Pension	5.4
Pro Forma Synergies	28.3
AHE one-time costs	-
Total Adjustments	45.2
Adjusted EBITDA	197.7

Housing Market Fundamental
Siding &
Accessories
Vinyl remains the dominant siding product types
♦
Market continues to maintain majority share
♦
Windows & Doors
Vinyl windows continue to gain market share
♦
Increased builder and consumer acceptance of vinyl windows, with vinyl being the dominant window material
♦
New construction in Western Canada has slowed, but remains near high levels historically
♦
Fence, Railing & Decking
US residential and commercial vinyl fence market expected to continue to gain market share as a product category
♦
Industry Fundamentals Remain Favorable
Interest rates remain at relatively low levels
♦
Factors driving new construction include an aging housing supply, growing population, and increasing home ownership rates
♦
Repair & remodeling segment driven by strong existing home sales and an aging housing supply
♦
Repair & remodeling provides an effective counter balance to the new construction segment
♦

2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
(000 Starts)
10-Year Historical Average = 1,389
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007E
2008E

2000's 8%
1990's 13%
1980's 13%
1970's 20%
1960's 12%
Before 1960 33%

Housing starts will bottom in 2007, and repair & remodeling spending will continue to grow
New Construction Market
Witnessed strong demand from 2000 to 2005
♦
Nationally, single family housing starts are expected to decline approximately 17.4% in 2007 and to grow by approximately 12.7% in 2008
♦
Housing starts are expected to bottom in Q2/Q3 2007
♦
Management believes the following will help shore up single family housing starts:
♦
mortgage rates and unemployment rates are low compared to previous sharp housing declines
–
strong demographic trends remain in place
–
–
continued economic expansion expected
Single Family Housing Starts
Repair and Remodeling Market
Age of US Homes
Source:Freedonia Group
♦
Management expects low single digit growth in R&R in the near-term
♦
Fundamentals indicate that R&R should show stable growth:
–
only 4 down years over the past 40 years
–
existing housing stock of 120 million homes continues to age with 70% of housing units built before 1980, driving repair & remodeling spending
–
typically repair & remodeling expenditures start to increase when homes enter the age of 25-30 years old
–
increasing home ownership rates—expected to reach over 70% by 2010
–
shift in age distribution to more mature segments that favor higher spending on residential repair and movements
Source:NAHB
Housing Market Outlook

Transaction Request and Timing
Jeff Groves, UBS Investment Bank

Indicative Term Sheet
Borrower:	Ply Gem Industries, Inc. (“US Borrower”) CWD Windows and Doors, Inc., the borrower of the 1st Lien CDN Term Loan (“Canadian Borrower”)

Facilities:	R/C: 1st Lien US Term Loan: 1st Lien CDN Term Loan:	$80 million $663.7 million $24.8 million

Maturity:	R/C: February 12, 2009 (same as existing) 1st Lien Term Loans: August 15, 2011 (same as existing)

Amortization:	R/C: 1st Lien Term Loans:	None 1% per annum, bullet at maturity

Incremental Facilities:	$25 million R/C; $250 million Term Loan available subject to Pro Forma compliance with a 4.25x first lien leverage ratio and other customary conditions

Security:	Secured by a first priority lien on the assets and equity interests that secure the Existing Obligations on the same basis that the Existing Obligations are secured

Mandatory Prepayment:
Subject to carve-outs and exceptions to be determined:
(a) 100% of Asset Sale and Insurance proceeds with customary reinvestment provisions;
(b) 100% of Debt Issuance Proceeds;
(c) 50% of Excess Cash Flow commencing with the 2008 fiscal year, stepping down to 25% when senior leverage < 1.5x

Negative Covenants:	Usual and customary for “covenant-lite” facilities of this type, including an incurrence-based debt covenant set at a 2.0x consolidated interest coverage ratio

Financial Maintenance Covenants:
R/C: A 1st Lien Leverage covenant (tested quarterly) set at 4.25x. This leverage covenant is only tested when there are amounts outstanding under the revolver in excess of $8.0 million
1st Lien Term Loans: None

March 2007

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

Proposed Timetable
Timing	Event
March 15th	♦ Lender Call ♦ Post Documents
March 23rd	♦ Commitments due from Lenders
March 28th	♦ Close and Fund

Significant Synergies,
Cost Savings and Other Benefits from Siding Industry Consolidation
Balance Between Repair & Remodeling and New Construction
Ply Gem’s Proven and Experienced Management Team
Substantial and
Sustainable Free Cash Flow Generation
Long-standing and
Diversified Customer Relationships
Continued Support and Partnership with Proven Equity Sponsor
Ply Gem’s Product Portfolio, Market Channels and Customer Base
World Class
Manufacturing Processes, Low Cost Position and Ply Gem's Track Record at Executing
Key Credit Considerations

Summary and Public Q&A

Supplemental Information

Computation of Non-GAAP Financial Information
♦
Pro forma net sales – Excluding AHE
♦
Adjusted pro forma EBITDA – Excluding AHE
♦
Pro forma capital expenditures (CAPEX) – Excluding AHE
♦
Pro forma EBITDA less CAPEX – Excluding AHE
♦
Pro forma net sales – Including AHE
♦
Adjusted pro forma EBITDA – Including AHE
♦
Pro forma capital expenditures (CAPEX) – Including AHE
♦
Pro forma EBITDA less CAPEX – Including AHE
Supplemental Information

♦
Computation of Pro Forma Net Sales
Supplemental Information – Excluding AHE
	Post-Nortek Recapitalization		Unaudited		Unaudited
	Ply Gem	Ply Gem	Pro Forma	Ply Gem	Preliminary
Ply Gem Holdings, Inc. and Subsidiaries:	Industries, Inc.	Holdings, Inc.	Full Year	Holdings, Inc.	Ply Gem
	Jan. 1, 2004	Jan. 23, 2004	Ended	Jan. 1, 2005	Holdings, Inc.
(Dollars in thousands)	to Feb. 11,	to Dec. 31,	Dec. 31,	to Dec. 31,	Jan. 1, 2006 to
	2004	2004	2004	2005	Dec. 31, 2006
Net sales - Ply Gem Industries, Inc.	$ 40.6	$ 585.9	$ 626.6	$ 838.9	$ 1,054.5

MWM Holding, Inc. and Subsidiaries:
Unaudited
Pro Forma
Full Year
	Dec. 28, 2003	Aug. 27, 2004	Ended
(Dollars in thousands)	to Aug. 26,	to Dec. 31,	Dec. 31,
	2004	2004	2004
Net sales - MWM Holdings, Inc.	$ 182.6		$ 182.6

AWC Holdings Company (Alenco)
			Unaudited	Unaudited
			Pro Forma	Pro Forma
			Full Year	Full Year
			Ended	Ended	Jan.1, 2006
(Dollars in thousands)			Dec. 31,	Dec. 31,	to Feb. 23,
			2004	2005	2006
Net sales - AWC Holdings Company			$ 110.3	$ 135.2	$ 21.2

Preliminary
			For the Full	For the Full	For the Full
			Year Ended	Year Ended	Year Ended
			2004	2005	2006
Ply Gem, MWM, and AWC combined pro forma net sales			$ 919.5	$ 974.0	$ 1,075.7

Note: 1) Results of MWM are included in Ply Gem results following
Ply Gem's August 27, 2004 Acquisition of MWM.

					Unaudited
			Unaudited		Preliminary
	Ply Gem	Ply Gem	Pro Forma	Ply Gem	Ply Gem
Ply Gem Holdings, Inc. and Subsidiaries:	Industries, Inc.	Holdings, Inc.	Full Year	Holdings, Inc.	Holdings, Inc.
	Jan. 1, 2004	Jan. 23, 2004	Ended	Jan. 1, 2005	Jan. 1, 2006
(Dollars in thousands)	to Feb. 11,	to Dec. 31,	Dec. 31,	to Dec. 31,	to Dec. 31,
	2004	2004	2004	2005	2006
Ply Gem Net Income (loss) from continuing operations	$ (3.4)	$ 17.7	$ 14.3	$ 20.2	$ 5.7
Interest expense, net	3.7	37.2	40.9	56.9	70.9
Provision for income taxes	(1.9)	11.3	9.5	12.7	3.6
Depreciation and amortization	1.4	17.7	19.1	26.1	33.8
Non-Cash gain on currency translation	0.0	(2.5)	(2.5)	(1.0)	(0.1)
Non-Cash charge of purchase price
allocated to inventories	0.0	2.4	2.4	0.0	2.4
Other Expense	0.0	0.0	0.0	0.0	2.1
Non-recurring expense	0.0	0.0	0.0	0.0	4.8
Cummulative effect of accounting change	0.0	0.0	0.0	0.0	0.1
Ply Gem Adjusted EBITDA	(0.2)	83.9	83.7	114.9	123.3
Pro Forma Adjustments to Ply Gem EBITDA:
Financial Sponsor Management Fee	0.5	1.7	2.2	2.3	2.4
84 Lumber Buyback	0.0	0.0	0.0	0.0	2.7
Ply Gem Reorganization Adjustments (Kroy & Thermal-Gard)	0.0	0.8	0.8	0.4	0.3
Facility Start-up / Shut-down Costs	0.0	0.0	0.0	0.0	2.5
Ply Gem Great Lakes Window Lineal Savings	0.0	0.0	0.0	0.0	0.8
Unrealized Alenco Synergies	0.0	0.0	0.0	0.0	1.9
Ply Gem - Costs associated with CEO change	0.0	0.0	0.0	0.2	0.2
MW Pension Savings	0.0	0.3	0.3	0.3	0.0
Ply Gem Further Adjusted EBITDA	0.3	86.6	87.0	118.2	134.2

			Unaudited
MWM Holding, Inc. and Subsidiaries:			Pro Forma
			Full Year
	Dec. 28, 2003	Aug. 27, 2004	Ended
(Dollars in thousands)	to Aug. 26,	to Dec. 31,	Dec. 31,
	2004	2004	2004
MW Net Income (loss) from continuing operations	$ 3.6		$ 3.6
Interest expense, net	15.5		15.5
Provision for income taxes	0.7		0.7
Depreciation and amortization	6.5		6.5
MW EBITDA	26.2	0.0	26.2

			Unaudited	Unaudited
AWC Holdings Company (Alenco)			Pro Forma	Pro Forma
			Full Year	Full Year
			Ended	Ended	Jan. 1, 2006
(Dollars in thousands)			Dec. 31,	Dec. 31,	to Feb. 23,
			2004	2005	2006
AWC Net Income (loss) from continuing operations			$ 4.7	$ 6.0	$ 0.1
Interest expense, net			2.9	3.2	1.5
Provision for income taxes			2.0	3.0	0.2
Depreciation and amortization			1.0	2.3	0.4
Other Expense			0.3	0.7	0.0
AWC EBITDA			10.9	15.1	2.3

			For the Full	For the Full	Preliminary
			Year Ended	Year Ended	Year Ended
			2004	2005	2006
Ply Gem, MWM and AWC combined adjusted pro forma EBITDA (excluding AHE)			$ 124.1	$ 133.3	$ 136.5

Note: 1) Results of MWM are included in Ply Gem results following
Supplemental Information
Computation of Adjusted EBITDA – Excluding AHE

Unaudited
			Unaudited		Preliminary
	Ply Gem	Ply Gem	Pro Forma	Ply Gem	Ply Gem
Ply Gem Holdings, Inc. and Subsidiaries:	Industries, Inc.	Holdings, Inc.	Full Year	Holdings, Inc.	Holdings, Inc.
	Jan. 1, 2004	Jan. 23, 2004	Ended	Jan. 1, 2005	Jan. 1, 2006
(Dollars in thousands)	to Feb. 11,	to Dec. 31,	Dec. 31,	to Dec. 31,	to Dec. 31,
	2004	2004	2004	2005	2006
CAPEX - Ply Gem Industries, Inc.	$ 0.7	$ 6.8	$ 7.5	$ 14.7	$ 20.3

MWM Holding, Inc. and Subsidiaries:			Pro Forma
Full Year
	Dec. 28, 2003	Aug. 27, 2004	Ended
(Dollars in thousands)	to Aug. 26,	to Dec. 31,	Dec. 31,
	2004	2004	2004
CAPEX - MWM Holdings, Inc.	$ 4.0		$ 4.0

AWC Holdings Company (Alenco)			Pro Forma	Pro Forma
			Full Year	Full Year
			Ended	Ended	Jan. 1, 2006
(Dollars in thousands)			Dec. 31,	Dec. 31,	to Feb. 23,
			2004	2005	2006
CAPEX - AWC Holdings Company			$ 1.1	$ 5.3	$ 0.4

Preliminary
			For the Full	For the Full	For the Full
			Year Ended	Year Ended	period Ended
			2004	2005	2006
Ply Gem, MWM and AWC combined pro forma CAPEX			$ 12.6	$ 20.1	$ 20.7

Note:   1) Results of MWM are included in Ply Gem results following Ply Gem's August 27, 2004 Acquisition of MWM.
2) Results of AWC (Alenco) are included in Ply Gem results following Ply Gem's February 24, 2006 Acquisition of Alenco.
Supplemental Information – Excluding AHE
Computation of Pro Forma Capital Expenditures (CAPEX)

			Preliminary
	For the Full	For the Full	For the Full
	Year Ended	Year Ended	Year Ended
	2004	2005	2006
Ply Gem, MWM and AWC combined adjusted pro forma EBITDA	$124.1	$133.3	$136.5

Ply Gem, MWM and AWC combined pro forma CAPEX	12.6	20.1	20.7

Ply Gem, MWM and AWC combined adjusted pro forma EBITDA - CAPEX	$111.5	$113.2	$115.8
Supplemental Information – Excluding AHE
Computation of Adjusted Pro Forma EBITDA – CAPEX

♦
Computation of Pro Forma Net Sales
Supplemental Information – Including AHE
	Unaudited		Preliminary
	Pro Forma	Ply Gem	Ply Gem
	For the Full	For the Full	For the Full
	Year Ended	Year Ended	Year Ended
	2004	2005	2006
Ply Gem, MWM, and AWC combined pro forma net sales	$ 919.5	$ 974.0	$ 1,075.7

Alcoa Home Exteriors, Inc. (AHE)
	Pro Forma	Pro Forma
	Full Year	Full Year
	Ended	Ended	Jan. 1, 2006
(Dollars in thousands)	Dec. 31,	Dec. 31,	to Oct. 31,
	2004	2005	2006
Net sales - Alcoa Home Exteriors, Inc.	$ 586.8	$ 574.2	$ 499.6

Preliminary
	For the Full	For the Full	For the Full
	Year Ended	Year Ended	period Ended
	2004	2005	2006
Ply Gem, MWM, AWC and AHE combined pro forma net sales	$ 1,506.3	$ 1,548.2	$ 1,575.3

Note: 1) Results of MWM are included in Ply Gem results following
Ply Gem's August 27, 2004 Acquisition of MWM.
2) Results of AWC (Alenco) are included in Ply Gem results following
Ply Gem's February 24, 2006 Acquisition of Alenco.
3) Ply Gem acquired Alcoa Home Exteriors, Inc. (AHE) on October 31, 2006
as such, AHE's results were not included in Ply Gem's historical finanical results.
4) Results of AHE are included in Ply Gem results following
Ply Gem's October 31, 2006 Acquisition of AHE.
5) Alcoa Home Exteriors, Inc. (AHE) 2006 Finacial Information is Unaudited
as such, investors are cautioned not to rely upon this information.

			Unaudited
	Unaudited		Preliminary
	Pro Forma	Ply Gem	Ply Gem
Ply Gem Holdings, Inc. and Subsidiaries:	Full Year	Holdings, Inc.	Holdings, Inc.
	Ended	Jan. 1, 2005	Jan. 1, 2006
(Dollars in thousands)	Dec. 31,	to Dec. 31,	to Dec. 31,
	2004	2005	2006

Ply Gem, MWM and AWC combined adjusted pro forma EBITDA (excluding AHE)	$ 124.1	$ 133.3	$ 136.5

Alcoa Home Exteriors, Inc. (AHE)
	Pro Forma	Pro Forma
	Full Year	Full Year
	Ended	Ended	Jan. 1, 2006
(Dollars in thousands)	Dec. 31,	Dec. 31,	to Oct. 31,
	2004	2005	2006
AHE Net Income (loss) from continuing operations	$ 17.4	$ 16.0	$ 17.1
Interest expense, net	0.0	0.0	0.0
Provision for income taxes	10.9	10.0	10.1
Depreciation and amortization	6.6	6.8	5.6
Net (Gain)/Loss on metal derivative activities	(1.5)	2.1	(3.9)
Restructuring Charge	0.0	0.9	0.0
AHE Adjusted EBITDA	33.3	35.8	29.0
Pro Forma Adjustments to AHE EBITDA:
Logistics - metal contract termination fee		1.9	0.0
Non-cash Stock Option issuance		0.4	0.0
Decking & Injection Mold inventory write-off		2.0	(0.2)
Hurricane Impact		(1.5)	(0.6)
Manufacturing Costs (natural gas hedge)		(1.3)	(0.4)
Warranty accrual adjustment		0.5	0.9
Other Quality of Earnings Adjustments			(1.3)
Pension & OPEB Savings			5.4
Unrealized Synergies			28.3
AHE Further Adjusted EBITDA	33.3	37.8	61.2

			Preliminary
	For the Full	For the Full	For the Full
	Year Ended	Year Ended	Year Ended
	2004	2005	2005
Ply Gem, MWM, AWC and AHE combined adjusted pro forma EBITDA	$ 157.5	$ 171.1	$ 197.7

Note:   1) Ply Gem acquired Alcoa Home Exteriors, Inc. (AHE) on October 31, 2006 as such, AHE's results were not included in Ply Gem's historical finanical results.
2) Results of AHE are included in Ply Gem results following Ply Gem's October 31, 2006 Acquistion of AHE.
2) Alcoa Home Exteriors, Inc. (AHE) 2006 Finacial Information is Unaudited as such, investors are cautioned not to rely upon this information.
Supplemental Information
Computation of Adjusted EBITDA – Including AHE
Supplemental Information

Supplemental Information – Including AHE
Computation of Pro Forma Capital Expenditures (CAPEX)

Preliminary
	For the Full	For the Full	For the Full
	Year Ended	Year Ended	Year Ended
	2004	2005	2006
Ply Gem, MWM and AWC combined pro forma CAPEX	$ 12.6	$ 20.1	$ 20.7

Alcoa Home Exteriors, Inc. (AHE)	Pro Forma	Pro Forma
	Full Year	Full Year
	Ended	Ended	Jan. 1, 2006
(Dollars in thousands)	Dec. 31,	Dec. 31,	to Oct. 31,
	2004	2005	2006
CAPEX - Alcoa Home Exteriors, Inc.	$ 9.9	$ 7.9	$ 4.5

Preliminary
	For the Full	For the Full	For the Full
	Year Ended	Year Ended	Year Ended
	2004	2005	2006
Ply Gem, MWM, AWC and AHE combined pro forma CAPEX	$ 22.5	$ 28.0	$ 25.2

Note: 1) Results of MWM are included in Ply Gem results following
Ply Gem's August 27, 2004 Acquisition of MWM.
2) Results of AWC (Alenco) are included in Ply Gem results following
Ply Gem's February 24, 2006 Acquisition of Alenco.
3) Ply Gem acquired Alcoa Home Exteriors, Inc. (AHE) on October 31, 2006
as such, AHE's results were not included in Ply Gem's historical finanical results.
5) Results of AHE are included in Ply Gem results following
Ply Gem's October 31, 2006 Acquisition of AHE.
5) Alcoa Home Exteriors, Inc. (AHE) LTM Q306 Finacial Information is Unaudited
as such, investors are cautioned not to rely upon this information.
Supplemental Information – Including AHE

Supplemental Information – Including AHE
Computation of Adjusted Pro Forma EBITDA – CAPEX
			Preliminary
	For the Full	For the Full	For the Full
	Year Ended	Year Ended	Year Ended
	2004	2005	2006
Ply Gem, MWM, AWC and AHEcombined adjusted pro forma EBITDA	$157.5	$171.1	$197.7

Ply Gem, MWM, AWC and AHE combined pro forma CAPEX	22.5	28.0	25.2

Ply Gem, MWM, AWC and AHE combined adjusted pro forma EBITDA - CAPEX	$135.0	$143.1	$172.5
Supplemental Information – Including AHE